Exhibit 10.15

                        COOPERATIVE DEVELOPMENT AGREEMENT

         This Cooperative Development Agreement (this "AGREEMENT") is entered into as of June 30, 1999 (the "EFFECTIVE DATE") by and between SMARTDISK CORPORATION, a Delaware corporation, with its principal offices at 3506 Mercantile Avenue, Naples, FL 34104 ("SMARTDISK") and SANDISK CORPORATION, a Delaware corporation, with its principal offices at 140 Caspian Court, Sunnyvale, California, 94089 ("SANDISK").

                                 R E C I T A L S

         A. SmartDisk designs, develops and manufactures, among other products, adapters that allow standard PC floppy disk drives to read and write data to and from flash memory storage products and other devices.

         B. SanDisk designs, develops and manufactures flash memory storage products in the form of MultiMediaCards and CompactFlash Cards, among other things.

         C. SanDisk desires to have SmartDisk design, manufacture and own, subject to SanDisk's proprietary rights, a floppy disk adapter for use with SanDisk's MultiMediaCard partially using SanDisk's proprietary technology and engineering assistance.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS

                  1.1 "MULTIMEDIACARD ADAPTER DESCRIPTION" means the written detailed description of the MultiMediaCard Adapter to be developed by SmartDisk as set forth in Section 2.1 below.

                  1.2 "ADDITIONAL PRODUCTS" means any Card Adapter that reads to
(i) a SanDisk product, (ii) a MultiMediaCard or CompactFlash Card manufactured by an authorized SanDisk licensee, (iii) a MultiMediaCard or CompactFlash Card that is external to the Card Adapter and which is sold separately from the Card Adapter by a third party and (iv) a product developed by SanDisk with one or more third parties.

                  1.3 "AFFILIATE" means any wholly owned subsidiary of SmartDisk identified in EXHIBIT 1.3 that has agreed in writing to be bound by the terms of this Agreement as such terms apply to SmartDisk.

                  1.4 "CARD ADAPTER" means a device designed by SmartDisk based on SmartDisk's FlashPath product, and which is a device that can transmit data stored on flash memory to a magnetic head media simulating the movement of a cassette tape or the spinning of a disk or zip drive.


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                  1.5 "COMPACTFLASH" means flash memory cards that conform to the description published by the Compact Flash Association as set forth in
Exhibit 1.5 hereto.

                  1.6 "CONFIDENTIAL INFORMATION" means all information disclosed by either party to the other during the term of this Agreement relating to either party's financial or business plans and affairs, financial statements, internal management tools and systems, marketing plans, clients, contracts, products and programs, product and program development plans, hardware, firmware, software programs, Intellectual Property Rights (as defined below), trademarks, tradenames, logos, rights in tradedress, maskwork rights, know how, trade secrets and other technology which information is deemed by the disclosing party as confidential. No formal identification of information as "Confidential Information" shall be required by the disclosing party.

                  1.7 "INTELLECTUAL PROPERTY RIGHTS" means all classes or types of patents, utility models, designs patents (including without limitation, originals or divisions, continuations, continuations-in-part or reissues) and applications therefor of all countries of the world, which are used, or published, or have a first effective filing date prior to the date of any expiration or termination of this Agreement. Intellectual Property Rights shall also include masswork rights, know how and trade secrets disclosed after the Effective Date by SanDisk employees to assist SmartDisk in the development of the MultiMediaCard Adapter and/or Additional Products. The term Intellectual Property does not include trademarks, trade names, logos and rights in trade dress and packaging.

                  1.8 "MULTIMEDIACARD" means flash memory cards that conforms to the description published by the MultiMediaCard Association as set forth in
Exhibit 1.8 hereto.

                  1.9 "MULTIMEDIACARD ADAPTER" means a card adapter designed in accordance with the MultiMediaCard description as set forth in Exhibit 1.8 hereto.

                  1.10 "NET REVENUES" means the total amount received by SmartDisk for all copies of a Royalty Product other than amounts received for sales or licenses of such products to or on behalf of SanDisk, less the following amounts, in each case either allocated from SmartDisk's total such expenses or, in certain instances where it is practical to measure such expenses on a per-product basis, attributable to the subject product: all sales, value-added, excise and other taxes; export charges or import duties; returns; sales commissions which are reasonable and consistent with the amounts customarily paid in the industry; freight and insurance paid by SmartDisk for shipments of products; any currency exchange fees incurred by SmartDisk with respect to invoiced amounts other than in United States dollars. In the event that SmartDisk sells a Royalty Product in combination with another product, a portion of the amount received by SmartDisk for such combined product shall be attributed to a Royalty Product, consistent with SmartDisk's stand-alone product pricing practices, and it is such apportioned amount which will be deemed to be "Net Revenues" hereunder. Such amount shall be allocated pro rata to the Royalty Product based on the aggregate list prices of all SmartDisk products in the bundled product, but in no event shall the amount allocated to the Royalty Product exceed the list price for such Royalty Product.


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                  1.11 "OTHER PRODUCTS" means any Card Adapter which reads to a
SmartMedia Card, Sony MemoryStick Card or any other product that is not an Additional Product.

                  1.12 "PROJECT PLAN" means a complete description of the development of the Card Adapter which sets forth the obligations of each party with respect thereto to be set forth in EXHIBIT 1.12 attached hereto. The Project Plan shall include, without limitation, a detailed description of each party's deliverables, delivery dates, milestones, target milestone achievement dates for: (i) developing a proof of concept; (ii) developing and testing a production prototype which shall be used as a manufacturing sample; (iii) developing and testing manufacturing and engineering improvements for commercial manufacturing cost reductions; and (iv) developing commercialized, final products.

                  1.13 "ROYALTY PRODUCT" means the MultiMediaCard Adapter and Additional Products collectively.

                  1.14 "SANDISKCARD" means the MultiMediaCard, the Compact Flash Card and other flash memory cards produced or manufactured by SanDisk or mutually agreed to in writing by the parties hereto.

                  1.15 "SANDISK CONTRIBUTIONS" means all of SanDisk's contributions and all technical assistance SanDisk renders to the development of the Project Plan and the Card Adaptor hereunder, and all Intellectual Property Rights therein, whether in the form of: (i) oral or written presentations, explanations or instructions; (ii) design specifications; or (iii) updates, additions, enhancements, corrections and modifications to the Card Adaptor or to any of SmartDisk's other adaptor products, but, in all cases excluding the SanDisk Card, the Software, as defined in Section 3.1 below and the Hardware, as defined in Section 3.1.1.16 "SANDISK CARD UPDATES" means updates, enhancements, additions or modifications to a SanDisk Card.

         2. DEVELOPMENT PHASE I - PROJECT PLANNING.

                  2.1 ADAPTER DESCRIPTION. THE MULTIMEDIACARD ASSOCIATION has developed written specifications for the MultiMediaCard, a copy of which is attached hereto as EXHIBIT 1.8. Within forty-five (45) calendar days after the Effective Date, SmartDisk shall develop the MultiMediaCard Adapter Description based upon such MultiMediaCard specifications, against which SmartDisk shall develop the MultiMediaCard Adapter with SanDisk's assistance, as reasonably requested by SmartDisk.

                  2.2 PROJECT PLAN. Within forty-five (45) calendar days of the Effective Date, the parties will negotiate in good faith to develop and agree upon the Project Plan, which shall be deemed to be part of this Agreement as
EXHIBIT 1.12.

         3. DEVELOPMENT PHASE II - PROJECT PREPARATION

                  3.1 SANDISK TECHNICAL ASSISTANCE. Within thirty (30) calendar days of the Effective Date, SanDisk shall deliver and convey to SmartDisk, subject to Section 3.2 below, at SanDisk's expense, the software ("SOFTWARE"), hardware and testing equipment (together, "HARDWARE"), as set forth in EXHIBIT
3.1 attached hereto, to enable SmartDisk to: (i) design and


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develop the MultiMediaCard Adapter in accordance with the MultiMedia Adapter
Description; (ii) test the MultiMediaCard Adapter; (iii) perform quality assurance and quality control for the MultiMediaCard Adapter; and (iv) to provide support and maintenance with respect to the MultiMediaCard Adapter.

                  3.2 SOFTWARE LICENSE. SanDisk hereby grants SmartDisk a non-exclusive, perpetual, worldwide, fully-paid right and license to use, and reproduce, as reasonably required by SmartDisk, the Software for the sole purpose of designing, developing, manufacturing, testing, performing quality assurance, performing quality control, improving and providing support and maintenance for a Royalty Product and Other Products. Notwithstanding the grant of non-exclusive rights by SanDisk as set forth above, the parties understand and agree that SmartDisk shall be the exclusive developer of a Royalty Product as developed in accordance with the MultiMedia Adapter Description. In the event a Royalty Product contains any portion of the Software which is proprietary to SanDisk or a third party, SanDisk hereby grants SmartDisk a fully-paid, worldwide right and license, or sublicense in the case when such proprietary portion is owned by a third party, to reproduce, have made, modify and include such portions of the Software in the Royalty Product and to market, sell and distribute a Royalty Product which includes such portions of the Software. SmartDisk shall retain possession and use of the Software pursuant to the license set forth herein through that time when SmartDisk shall no longer be in the business of developing, making, selling, licensing or distributing a Royalty Product.

         4. DEVELOPMENT PHASE III - PROJECT DEVELOPMENT

                  4.1 DESIGNATED CONTACTS. EXHIBIT 4.1 attached hereto sets forth each party's designated "Principal Contact", which shall be each party's respective point of contact for the resolution of problems. In addition, Exhibit
4.1 sets forth each party's respective "Program Manager", who shall have overall responsibility for the direction and coordination of the development of the MultiMediaCard Adapter. The SanDisk and SmartDisk Program Managers shall establish and implement reasonable project management procedures. In addition to the responsibilities set forth herein, the Principal Contact and Program Manager shall be responsible for matters designated in the Project Plan.

                  4.2 OPERATING UNDER THE PROJECT PLAN. The parties hereby agree to carry out their respective obligations pursuant to and in accordance with the Project Plan.

                  4.3 REGULATORY APPROVAL. Except as set forth in the Distribution Agreement, as described in Section 6.2 below, SmartDisk shall bear sole responsibility for obtaining any required regulatory approval for the MultiMediaCard Adapter. SmartDisk reserves the right to request that SanDisk reasonably assist SmartDisk in seeking such approvals, at SanDisk's expense.

         5. OWNERSHIP

                  5.1 ASSIGNMENT. Subject to the license set forth in Section
5.2 and to Section 5.5 below, SanDisk acknowledges and agrees that it is the intent of the parties that SmartDisk shall be the owner of a Royalty Product. SanDisk agrees to do any lawful act and to sign and deliver to SmartDisk, at SmartDisk's expense, any document necessary to apply for,


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prosecute or enforce any patent, copyright or other right or protection relating to a Royalty Product which SmartDisk may reasonably request, subject to ScanDisk's rights

                  5.2 LICENSE. For the term of this Agreement, SanDisk hereby grants and agrees to grant to SmartDisk under SanDisk's Intellectual Property Rights a non-exclusive, non-transferable to non-Affiliates of SmartDisk, non-sublicensable, worldwide, right and license to reproduce, make, have made, use, modify, market, sell and distribute Royalty Products and Other Products. This license specifically excludes all other products except Royalty Products and Other Products. Specifically, SanDisk does not grant SmartDisk a license to make or have made flash memory or flash memory cards.

                  5.3 LICENSE FEES. In consideration of the license rights granted in Section 5.2 above, SmartDisk shall pay the following amounts to
SanDisk:

                           (i) One hundred fifty thousand (150,000) shares of Common Stock of SmartDisk (the "Common Stock"), payable within three
         (3) business days of the Effective Date. Prior to the delivery of the Common Stock to SanDisk. SanDisk shall executive the Investment Representant Letter attached hereto as Exhibit S.3.

                           (ii) A royalty of [*****] percent ([*****]%) of the Net Revenues. SmartDisk shall remit such payments thirty (30) calendar days after each calendar quarter for Net Revenues received by SmartDisk during such calendar quarter. The royalty amount of the license fee set forth in this Section 5.3(ii) shall be subject to renegotiation by the parties in good faith at the tenth anniversary of the Effective Date. The parties agree that such royalty amount shall be a fair royalty at the time. In the event the parties cannot reach agreement on the new royalty amount payable to SanDisk within thirty (30) calendar days prior to such date, the parties shall submit the matter to a single arbitrator knowledgeable in the relevant technology field to determine a fair royalty amount. The parties shall have ten (10) calendar days to select a mutually agreeable arbitrator. If the parties cannot agree on an arbitrator, each party shall select its own arbitrator and the two selected arbitrators shall have ten (10) calendar days to select a third arbitrator, which third arbitrator shall make the royalty determination within thirty (30) calendar days.

                  5.4 CARD ADAPTER. Subject to Section 5.5 below, the license rights granted to SmartDisk in Sections 3.2 and 5.2 above, SmartDisk has and shall retain any and all rights of ownership in and to the MultiMediaCard Adapter, any and all modifications, enhancements and derivative works thereof and the Intellectual Property Rights embodied therein.

                  5.5 SANDISK CARDS. Subject to the license rights granted to SmartDisk in Sections 3.2 and 5.2 above, SanDisk has and shall retain any and all rights of ownership in and to the proprietary technology of the Software, Hardware and all SanDisk Cards and all modifications, enhancements created by or on behalf of SanDisk and the Intellectual Property Rights embodied therein.

***** CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


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         6. DISTRIBUTION

                  6.1 SMARTDISK DISTRIBUTION. SmartDisk is free to determine its own prices for a Royalty Product or Other Products to its distributors and other customers unilaterally. Nothing set forth herein is a guaranty of distribution or commercial success of a Royalty Product or Other Products by SmartDisk.

                  6.2 APPOINTMENT OF SANDISK. SmartDisk hereby agrees to appoint SanDisk as a non-exclusive distributor of the MultiMediaCard Adapter pursuant to a Distribution Agreement, the material terms of which are set forth in the Distribution Term Sheet attached hereto as EXHIBIT 6.2.

                  6.3 MARKETING ASSISTANCE. Prior to the first commercial release of the MultiMediaCard Adapter, the parties shall complete a marketing plan therefor.

         7. UPDATES, SUPPORT AND MAINTENANCE

                  7.1 SANDISK CARD UPDATES. In the event that during the term of this Agreement, SanDisk develops, or has developed on its behalf, SanDisk Card Updates relating to SanDisk's MultiMediaCards, SanDisk shall send SmartDisk written notice thereof as soon as commercially reasonable with the intent that SmartDisk has notice at least three (3) months prior to SanDisk's anticipated first commercial release of such SanDisk Card Update. SanDisk's notice shall describe the updates, enhancements, additions and modifications to the SanDisk Card and shall state whether and how the MultiMediaCard Adapter's effectiveness, functionality and commercial viability are affected by such SanDisk Card Update. SanDisk shall use it's best effort to insure any changes made do not impair the use of the MultiMediaCard Adapter. To the extent SmartDisk determines in its commercially reasonable business judgement that the MultiMediaCard Adapter should be modified to accommodate the SanDisk Card Update, the Program Managers shall meet and confer to develop a new project plan for a modified MultiMediaCard Adapter. SanDisk agrees to cooperate with SmartDisk, at SanDisk's expense, to modify the MultiMediaCard Adapter to accommodate any such SanDisk Card Update. Such cooperation may be in the form of supplying SmartDisk with SanDisk engineering resources, training and equipment, at Sandisk's expense.

                  7.2 OBSOLESCENCE. SanDisk agrees that it will not modify the SanDisk Card relating to ScanDisk's MultiMediaCards in a manner which reduces or appears to reduce the commercial or technical quality of the MultiMediaCard Adapter developed by SmartDisk hereunder for a period of eighteen (18) months from the date of first commercial shipment of the MultiMediaCard Adapter.

                  7.3 MULTIMEDIACARD ADAPTER SUPPORT. Throughout the term of this Agreement, SanDisk shall provide a reasonable amount of remote (telephonic and electronic) engineering and other technical support, at SanDisk's expense, as reasonably requested by SmartDisk to assist SmartDisk in its efforts to improve the MultiMediaCard Adapter and to reduce the costs of manufacturing the MultiMediaCard Adapter. The periodic meetings held by the Program Managers shall address mutually agreeable ways to have SanDisk render such support to SmartDisk. Nothing set forth herein shall require SanDisk to provide distributor or end-user support for MultiMediaCard Adapters distributed by SmartDisk to non-SanDisk


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distributors or to end-users, although SanDisk's MultiMediaCard Adapter support obligations for the MultiMediaCard Adapters which it distributes shall be as set forth in the Distribution Agreement. SmartDisk shall provide support for the MultiMediaCard Adapter to its distributors and end-users consistent with its standard support and warranty programs for its products, which SmartDisk reserves the right to modify from time to time.

                  7.4 SANDISK CARD SUPPORT. As between the parties, SanDisk shall provide all distributor and end-user support for the SanDisk Card and the SanDisk Card Updates. SmartDisk shall not be responsible for any support of the SanDisk Card or SanDisk Card Updates.

         8. WARRANTIES AND LIMITATIONS ON LIABILITY

                  8.1 SANDISK REPRESENTATIONS.

                           8.1.1 SanDisk represents and warrants to SmartDisk
that no claim of infringement as part of any actual, threatened or imminent legal action of any SanDisk Intellectual Property Right has been made or is pending against SanDisk relating to the SanDisk Card, the Software or the Hardware. SanDisk will promptly notify SmartDisk in the event there is any such claim, or threatened claim of which it is aware, of infringement of any third party's Intellectual Property Rights arising out of the SanDisk Card, the SanDisk Card Updates, the SanDisk Contributions, the Software, the Hardware, or any component thereof.

                           8.1.2 SanDisk represents and warrants to SmartDisk
that to its knowledge after reasonable investigation, SanDisk has the right to enter into this agreement and grant the licenses herein granted.

                  8.2 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 8, SANDISK MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY SANDISK CARD, ANY SanDisk Card Updates, THE HARDWARE OR THE SOFTWARE, AND SANDISK SPECIFICALLY DISCLAIMS ANY WARRANTIES, WHETHER EXPRESS OR IMPLIED, FOR MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

                  8.3 LIMITATION OF LIABILITY. SUBJECT TO THE PROVISIONS OF
SECTION 9.1 HEREOF, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY BREACH OF THIS AGREEMENT EVEN IF SUCH PARTY IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE.

         9. INFRINGEMENT AND OTHER REPRESENTATIONS

                  9.1 SANDISK INTELLECTUAL PROPERTY INDEMNITY. SanDisk shall use it's best effort to defend SmartDisk from any claim, demand or liability brought against SmartDisk to the extent it is based upon a claim that any of the SanDisk Card or the SanDisk Card Updates, infringe upon any third party Intellectual Property Right. SmartDisk agrees that it shall promptly


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notify SanDisk in writing of any such claim or action and give SanDisk full information and assistance in connection therewith. SanDisk shall have the sole right to control the defense of any such claim or action and the sole right to settle or compromise any such claim or action.

                  9.2 LIMITATION OF SANDISK OBLIGATIONS. SanDisk shall have no obligation hereunder for or with respect to claims, actions or demands alleging infringement which arise by reason of a) the combination of SanDisk's non-infringing items with any items not supplied by SanDisk unless such combination is expressly contemplated hereunder, b) SanDisk's compliance with SmartDisk's designs, specifications or instructions, or c) unauthorized modification by SmartDisk of the SanDisk Card, the SanDisk Card updates, the Software or Hardware.

                  9.3 SmartDisk Indemnity. SmartDisk shall be responsible for and shall indemnify and hold SanDisk harmless for any and all losses, liabilities or damages arising out of or incurred in connection with a) SmartDisk's distribution of Royalty Products or Other Products, except for third party infringement claims as set forth in Section 9.1 or any other claims relating to the SanDisk Card, the SanDisk Card Updates, the SanDisk Contributions, the Software, the Hardware, or any component thereof, and b) any unauthorized representation, warranty, or agreement, express or implied, made by SmartDisk to any third party with respect to a Royalty Product, Other Product or any other product which SmartDisk may distribute which incorporates or uses SanDisk Intellectual Property.

         10. ASSIGNMENT

         This Agreement shall not be assigned by either party, in whole or in part without the written consent of the other, which consent will not be unreasonably withheld. However, either party may assign this Agreement to a subsidiary or entity controlled by or under common control with such party, or to any successor in-interest resulting from a reorganization, merger, acquisition or sale of substantially all of the assets of such party, upon written notice to the other party, (as long as the original party hereto, to the extent such party continues to exist, remains primarily liable to the other contracting party

         11. DURATION AND TERMINATION OF AGREEMENT

                  11.1 TERM. This Agreement is effective for a period of ten
(10) years commencing on the Effective Date and will be automatically renewed for successive two (2) year periods, unless ninety (90) calendar days prior to any such expiration, either party sends the other party written notice of its intent not to renew this Agreement, in which case this Agreement shall expire at the conclusion of its existing term.

                  11.2 TERMINATION FOR CAUSE. In the event that either materially breaches this Agreement and such breach remains uncured twenty (20) calendar days following receipt of written notice by the nonbreaching party, the nonbreaching party may terminate this Agreement by written notice to the breaching party in which case the effective date of such termination shall be the day following the twenty (20) day cure period described herein.

                  11.3 NO EXPECTATION OF BUSINESS RELATIONSHIP. Neither party has any expectation that the business relationship set forth herein will continue beyond the expiration of


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this Agreement, or any renewal hereunder, or its earlier termination as herein provided, or that SanDisk shall obtain any anticipated amount of profits by virtue of this Agreement.

                  11.4 SURVIVAL. Sections 8, 9, 11.3, 11.4, 12, 13 and 14 shall survive the termination or expiration of this Agreement.

         12. CONFIDENTIAL INFORMATION

                  12.1 CONFIDENTIAL INFORMATION. Each party agrees to use reasonable efforts, and at least the same care that it uses to protect its own Confidential Information of like importance, to prevent unauthorized dissemination and disclosure of the other party's Confidential Information during and for a period of three (3) years after the term of this Agreement. These obligations will be subject to the following terms and conditions:

                           (i) The foregoing obligations will not apply to any Confidential Information that: (a) becomes known to the general public without fault or breach on the part of the receiving party; (b) the disclosing party customarily provides to others without restriction on disclosures; (c) the receiving party receives from a third party without breach of a nondisclosure obligation and without restriction on disclosure; (d) was in the possession of the receiving party prior to disclosure by the other; or (e) is independently developed by the receiving party's personnel having no access to similar confidential information obtained from the other.

                           (ii) Nothing in this Agreement will affect any obligation of either party to maintain the confidentiality of a third party's confidential information.

                  12.2 NO IMPAIRMENT. Nothing in this Agreement will impair the right of either party to use, develop or market technologies, ideas or products similar to those of the party so long as such use, development or marketing does not infringe on any Intellectual Property Right of such other party or use such other party's Confidential Information.

                  12.3 PUBLIC ANNOUNCEMENT. SanDisk and SmartDisk agree that no press release or other public announcement about this Agreement or the business relationship between the parties shall be made without the prior written consent of both parties, which shall not be unreasonably withheld.

         13. INFORMAL DISPUTE RESOLUTION

         Should any dispute or disagreement between SmartDisk and SanDisk arise relating to any provision of this Agreement (except with respect to Section 12 or with respect to a claim of misappropriation of the other party's Intellectual Property or Confidential Information), the Program Manager of one party may give written notification of such dispute or disagreement to the Program Manager of the other party. The Program Managers shall communicate with each other promptly with a view to resolving such dispute or disagreement within fourteen (14) calendar days of commencing their negotiations (or such extended period as the Program Managers agree is appropriate in any case). In the event that a dispute or disagreement is not resolved by the Program Managers within such time period, the Program Managers shall refer the dispute for discussion and resolution to the Principal Contact of SmartDisk and the Principal


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Contact of SanDisk, who shall have an additional fourteen (14) calendar days to meet and confer concerning a possible resolution. In the event that a dispute or disagreement is not resolved by the Principal Contacts within such time period, the Principal Contacts shall refer the dispute for discussion and resolution to the President of SmartDisk and the President of SanDisk, who shall have an additional fourteen (14) calendar days to meet and confer concerning a possible resolution.

         14. GENERAL

                  14.1 RELATIONSHIP OF THE PARTIES. The parties' relationship during the term of this Agreement shall be that of independent contractors. Neither party shall have, nor shall represent that it has, any power, right or authority to bind the other, or to assume or create any obligation or responsibility, express or implied, on behalf of the other or in such other party's name, except as herein expressly provided. Nothing stated in this Agreement shall be construed as constituting a partnership or as creating the relationships of employer/employee, franchiser/franchisee, or principal/agent between the parties.

                  14.2 GOVERNING LAWS. The internal laws of the State of California, U.S.A., regardless of any choice of law principles, shall govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties.

                  14.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

                  14.4 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

                  14.5 ENTIRE AGREEMENT. This Agreement, the exhibits hereto, the documents referenced herein and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                  14.6 OTHER REMEDIES. Any and all remedies herein expressly conferred upon a party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.


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                  14.7 AMENDMENT AND WAIVERS. Any term or provision of this
Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the parties. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

                  14.8 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

                  14.9 NOTICES. Whenever any party hereto desires or is required to give any notice, demand or request with respect to this Agreement, each such communication shall be in writing and shall be given or made by facsimile, mail or other delivery and faxed, mailed or delivered to the intended recipient at the addresses specified below:

                  If to SmartDisk:          SmartDisk Corporation
                                            3506 Mercantile Avenue
                                            Naples, FL 34104
                                            Facsimile: (941) 436-2509
                                            Attn: Michael S. Battaglia

                  with a copy to:           Tomlinson Zisko Morosoli & Maser LLP
                                            200 Page Mill Road, Second Floor
                                            Palo Alto, CA 94306
                                            Facsimile: (650) 324-1808
                                            Attn: Timothy Tomlinson, Esq.

                  If to SanDisk:            SanDisk Corporation
                                            140 Caspian Court
                                            Sunnyvale, CA 94089
                                            Facsimile: (408) 542-0602
                                            Attn: Charles Van Orden

                  with a copy to:           Brobeck, Phleger & Harrison LLP
                                            2 Embarcadero Place
                                            2200 Geng Road
                                            Palo Alto, CA  94303
                                            Facsimile: (650) 496-2885
                                            Telephone: (650) 424-0160
                                            Attn: Timothy Curry

Except as may be otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile with verified receipt by the receiving fax machine, when personally delivered, four
(4) days after being delivered to an overnight air courier (E.G. DHL, or Federal Express) upon proof of delivery, or, in the case of a mailed notice, five (5) days after being deposited in the United States mail certified or registered mail, postage prepaid. Either party may change its address for such communications by giving notice thereof to the other party in conformance with this section.

                  14.10 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

                  14.11 FORCE MAJEURE. No failure or omission to carry out or observe any of the terms, provisions or conditions of this Agreement shall give rise to any claim by one party against the other or be deemed to be a breach of this Agreement if the same is caused by or arises out of one or more of the following conditions: acts of God; acts, regulations or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, earthquake or storm; labor disturbances; epidemic; failure of public utilities or of suppliers; or any other event, matter or thing wherever occurring and whether or not of the same class or kind as those set forth above, which is not reasonably within the control of the party affected thereby. However, the parties hereto shall endeavor to avoid, remove or cure all such conditions. Any party temporarily excused from performance hereunder by such conditions shall resume performance promptly when such conditions are removed or cured. Any party claiming any such conditions as an excuse for delay in performance hereunder shall give prompt notice in writing thereof to the other party.

                  14.12 COMPLIANCE WITH LAWS. The parties acknowledge and agree that this Agreement and the rights and obligations of the parties hereunder are subject to all applicable laws and regulations of governmental entities having jurisdiction over any aspects of this Agreement.

                  14.13 AFFILIATE. EXHIBIT 1.3 identifies SmartDisk's Affiliates may be amended from time to time to add new SmartDisk wholly owned subsidiaries on the condition that each such wholly owned subsidiary has agreed in writing to be bound by the terms of this Agreement as such terms apply to SmartDisk.

                  14.14 RECORDS AND INSPECTION. SmartDisk agrees to keep all usual and proper records and books of account and all usual and proper entries therein related to the license, royalty payments, or other rights and restrictions hereunder. Upon reasonable notice and after the execution of a confidentiality agreement by Sandisk and any appointed representative, SanDisk or its duly appointed representative shall have the right, at its expense and during normal business hours, to audit SmartDisk's records or inspect its files necessaryto verify SmartDisk's compliance with this Agreement. In the course of such inspection or audit, SanDisk or its representative will be entitled to copy any item that SanDisk believes indicates violation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

SMARTDISK CORPORATION                       SANDISK CORPORATION

By: /s/ MICHAEL S. BATTAGLIA                By: /s/ DANIEL AUCLAIR
    --------------------------------            -----------------------------
Name: Michael S. Battaglia                  Name: Daniel Auclair

Title: President and CEO                    Title: Vice President

                              EXHIBIT 1.5

         Reference is hereby made to that certain CompactFlash Memory Card Product Manual that may be in effect from time to time, as amended, and obtained from SanDisk Corporate Headquarters, 140 Caspian Court, Sunnyvale, California 94089-9820.

                              EXHIBIT 1.7

         Reference is hereby made to that certain MultiMediaCard
Product Manual that may be effect from time to time, as amended, and obtained from SanDisk Corporate Headquarters, 140 Caspian Court,
Sunnyvale, California 94089-9820.

                              EXHIBIT 3.1

                         SOFTWARE AND HARDWARE

SOFTWARE:

1.       A copy of the 2.0 release of the MMC specification.

2. Commitment from SanDisk to perform Quality Assurance tests on both the FlashPath hardware and software.

3. Detailed specifications of how a format utility should configure the MMC (e.g., layout of MBR).

HARDWARE:

1.       A copy of the 2.0 release of the MMC specification.

2.       VHDL model of MMC.

3.       20 samples of each MMC memory density (e.g., 2MB, 4MB, 8MB, 16MB, etc.)

4.       Hardware emulators (3) to test future density products (e.g., 128MB)

5. A set of MMC modules which have been modified to include errors which FlashPath firmware or software will have to handle.

6.       40 MMC sockets for building prototypes.

7. Commitment from SanDisk to perform Quality Assurance tests on both the FlashPath hardware and software.

8.       Specification on the CRC routine used with MMC.

                              EXHIBIT 4.1

                                CONTACTS

                            PROGRAM MANAGER

             SmartDisk                             SanDisk
--------------------------------------------------------------------------------
           Bob Protheroe                         Dan Auclair

                           PRINCIPAL CONTACT

             SmartDisk                             SanDisk
--------------------------------------------------------------------------------
          Bob Protheroe                         Dan Auclair
          SmartDisk Corporation                 SanDisk Corporation
          3506 Mercantile Avenue                140 Caspian Court
          Naples, Fl  34104                     Sunnyvale, CA 94089
          Tel: (941) 436-2505                   Tel: (408) 542-0505
          Fax: (941) 643-6357                   Fax: (408) 542-0602

                              EXHIBIT 5.3
                    INVESTMENT REPRESENTATION LETTER

SmartDisk Corporation
3506 Mercantile Avenue
Naples, FL 34104

Gentlemen:

         The undersigned is acquiring One Hundred Fifty Thousand
(150,000) shares o SmartDisk Corporation, a Delaware corporation (the "Company"), Common Stock (the "Stock").

         The undersigned understands that the issuance of the Stock has not been registered under the Securities Act of 1933 (the "ACT") or qualified under the Florida Securities Law (the "LAW") in reliance upon exemptions from the registration requirements of the Act and the qualification requirements of the Law.

         The undersigned further understands that the exemptions from the registration requirements of the Act relied upon in issuing the Stock to the undersigned are only available if, among other things, the undersigned is acquiring the Stock for investment for its own account and not with a view to, or for transfer in connection with, any distribution of a security.

         In light of these restrictions on the availability of the exemptions from the Act and the Law, the undersigned hereby makes the following statements of fact upon which the Company is entitled to rely in connection with the issuance of the Stock to it:

         1. The undersigned is aware that the Stock is highly speculative; there can be no assurance as to what the return, if any, on this investment may be.

         2. The undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock.

         3. The undersigned is acquiring the Stock for investment for its own account and not with a view to, or for transfer in connection with, any distribution of the Stock.

         4. The undersigned understands that the Stock has not been registered under the Act nor qualified under the Law by reason of specific exemptions therefrom which exemptions may depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for the exemption from the Act may not be present if its representations mean that its present intent is to hold the Stock for a minimum capital gains period under the tax statutes, for a deferred transfer, for a market rise, or a transfer if the market does not rise, or for a year or any other fixed period in the future.

         5. The undersigned understands that the Stock must be held indefinitely unless it is subsequently registered under the Act and qualified under the Law or exemptions from such registration and qualification are available. The undersigned understands that the Company is under no obligation to register or qualify the Stock. The undersigned understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless it is registered and qualified or such registration and qualification are not required in the opinion of counsel satisfactory to the Company.

         6. The undersigned is aware of Rule 144 promulgated under the Act which permits limited public resale of stock acquired in a non-public offering subject to the satisfaction of certain conditions. The conditions specified in Rule 144 include, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the undersigned purchased and completed payment for the Stock, the sale being on the public market through a broker in an unsolicited "broker's transaction" or to a "market-maker", and the amount of stock being sold during any three-month period not exceeding specified limitations (generally, one percent (1%) of the total stock outstanding every three months) except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three months, if the securities to be sold have been beneficially owned by such person for at least two years prior to their sale. The undersigned understands that the Company's stock may not be publicly traded or may not be satisfying the current public information requirements of Rule 144 at the time the undersigned wishes to sell the Stock, and thus the undersigned may be precluded from selling the Stock under Rule 144.

         7. The undersigned further understands that in the event all of the requirements of Rule 144 are not met, registration under the Act or compliance with Regulation A promulgated under the Act or some other registration exemption will be required for any disposition of the Stock; and that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

         8. The undersigned agrees, in connection with any registration of the Company's securities in a firm commitment underwriting, upon the request of the company, or the underwriters managing such underwriting, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any of the Company's Common Stock, including Common Stock issuable upon conversion of any convertible securities held by the undersigned, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days after the effective date of such registration) as the Company or the underwriters may specify, provided that each officer of the Company, each director of the Company and each person then holding ten percent (10%) or more of any class of the Company's securities then outstanding shall make the same agreement with respect to other securities of the Company then held by such other shareholder or such other person.

         9. The undersigned understands that the certificate evidencing the Stock will be imprinted with such legends as the Company's counsel may deem necessary to assure the Company's compliance with the Act and the Law.

         The undersigned warrants that the foregoing statements concerning itself to be true and correct. This letter may be relied upon and enforced by the Company.

                                    Very truly yours,

                                    SANDISK CORPORATION

                                    By: /S/ DANIEL L. AUCLAIR
                                        ----------------------------------------
                                    Name:  DANIEL L. AUCLAIR
                                    Title: SR. VP, BUSINESS DEVELOPMENT

                              EXHIBIT 6.2

                   DISTRIBUTION AGREEMENT TERM SHEET

Product:          Card Adaptors and updates thereto.

Status: Nonexclusive distributor of Multi Medicard Adapter, with the right to distribute direct to end-users and through subdistributors.

Term: Five (5) years, with successive two (2) year automatic renewal periods thereafter, unless either party elects 90 days prior to expiration not to renew and unless the Distribution Agreement has not otherwise been terminated.

                  The Distribution Agreement will automatically terminate upon the termination of the Cooperative Development Agreement.

Territory:        Worldwide

Pricing:          Equal to the best price SmartDisk offers to any other entity.

Shipping:         F.O.B. SmartDisk's manufacturing facility.

Other Terms: All other terms and conditions will be as set forth in SmartDisk's standard distribution agreement.